                                                                   EXHIBIT 10.8


                  COMMUNICATIONS SYSTEMS INTERNATIONAL, INC.
                             DISTRIBUTOR AGREEMENT

______________________________________________________________________________



     THIS AGREEMENT is made and entered into by and between COMMUNICATIONS SYSTEMS INTERNATIONAL, INC., a Colorado corporation ("CSI"), whose address is 8 South Nevada Avenue, Suite 101, Colorado Springs, Colorado 80903, and ______________________________________ ("Distributor"), whose address is
_________________________________________________________________.

                             I. AGENCY RELATIONSHIP

     The following are the basic terms of the Distributor Agreement, which terms are supplemented with the "Additional Provisions" which are attached hereto.

     1.1  Engagement of Distributor.  CSI hereby agrees to engage Distributor as
          -------------------------
CSI's agent for selling all of CSI's products and services, whether currently available or developed and provided in the future. Distributor hereby accepts engagement as CSI's agent for selling such services, which may include Callback Services, Phone Debit Cards and other services designated by CSI, in accordance with the terms and conditions contained in this Agreement.

     1.2  Term and Renewal.  The term of this Agreement shall commence as of the
          ----------------
date that it has been signed by an authorized officer of CSI, and shall continue in effect until ____________, 199_, unless sooner terminated in accordance with the provisions of this Agreement. The term of this Agreement may be renewed for ______ additional terms of _____ years each upon strict compliance with the Additional Provisions.

     1.3  Fees and Costs. The rights granted to Distributor by this Agreement
          --------------
are granted free of charge, and no distributor fee shall be payable by Distributor. Distributor shall be responsible for paying all expenses relating to the establishment and conduct of the business contemplated by this Agreement, except as specifically set forth otherwise in this Agreement.

     1.4  Authority of Agent.  Distributor shall have the authority to solicit
          ------------------
offers from potential customers to subscribe to or purchase CSI's products and services. Distributor has no right to enter into a contract on behalf of CSI or to bind CSI in any manner not expressly authorized under this Agreement.

     1.5  Territory. Distributor may exercise the rights granted by this
          ---------
Agreement and market CSI products and services throughout _____________. Distributor shall not be entitled to market CSI products and services anywhere else in the world without the execution by CSI of an Addendum to this Agreement specifying such additional approved territory.

     1.6  Status of Parties.  CSI and Distributor agree that their relationship
          -----------------
is that of principal
and agent for the limited purpose of selling CSI's products and services in accordance with this Agreement. Distributor is an independent contractor and not an employee, partner, or joint venturer of or with CSI.

                       II.  PAYMENT AND COLLECTION TERMS

     2.1  Customer Orders, Billing and Collection, and Customer Service.  All
          -------------------------------------------------------------
customer orders shall be processed on CSI's standard form Service Agreement which shall be executed by Distributor and the customer. CSI will maintain responsibility to bill and collect from all customers. Distributor shall be responsible for all direct customer service and contact with Distributor's customers. These customer-oriented responsibilities are defined with more specificity in the Additional Provisions attached hereto.

                        III.  DISTRIBUTOR'S COMPENSATION

     3.1  Commission Rate.  CSI shall pay to Distributor within fifteen days of
          ---------------
the second month following its receipt of Distributor's Collected Revenues (as defined in the Additional Provisions) ____________ percent (___%) of Distributor's Collected Revenues for such month of collections.

                            IV.  MARKETING STANDARDS

     4.1  Marketing and Advertising Standards.  Distributor shall comply with
          -----------------------------------
the marketing standards, advertising requirements, and other requirements as set forth in Section IV of the Additional Provisions.

     4.2  Performance Standards.  Within the earlier of: (i) _______ months
          ---------------------
after the effective date of this Agreement; or (ii) ______ months after Distributor has obtained its license from _________, Distributor must achieve and maintain thereafter a minimum of $_______ U.S. Dollars per month in Callback Services billing and collections. The failure to meet the foregoing billing requirements in a timely manner will be a material breach of this Agreement and shall give CSI the right to terminate this Agreement upon ______ days' written notice of termination to Distributor.

                            V. ADDITIONAL PROVISIONS

     This Agreement shall include all of the terms and conditions contained in the attached "Additional Provisions" which are hereby incorporated herein by this reference.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year so indicated.

                              CSI:

                              COMMUNICATIONS SYSTEMS
                              INTERNATIONAL, INC., a Colorado corporation


                           By:___________________________________________

                        Title:_______________________________________________

                         Date:___________________________________________



                           By:___________________________________________

                        Title:_______________________________________________

                         Date:___________________________________________


                              DISTRIBUTOR:


                           By:___________________________________________

                        Title:_______________________________________________

                         Date:___________________________________________

                             DISTRIBUTOR AGREEMENT
                             ADDITIONAL PROVISIONS


     The following Additional Provisions are attached to and made a part of that certain Distributor Agreement between Communications Systems International, Inc. ("CSI") and ____________________________ ("Distributor").

     CSI is in the business of providing international long distance telecommunications services. Such services include, but are not limited to, callback services consisting of CSI's normal automated callback services that route international long distance calls through Colorado Springs, Colorado, at United States long distance rates, "Tina" boxes for routing international long distance calls through Colorado Springs, Colorado, and an X.25 network for routing telecommunications (collectively referred to as "Callback Services"), and long distance telephone debit cards ("Phone Debit Cards"). CSI may develop new and additional products and services during the term of this Agreement. Distributor wishes to represent CSI and market CSI's products and services, and, in doing so, is willing to utilize CSI's standards, methods and operating procedures, as the same are more specifically described in this Agreement. From time to time, CSI may make reasonable changes in the standards, methods and operating procedures, and Distributor agrees to comply with such changes within thirty days after it has received written notice of the changes so long as such changes do not unreasonably burden Distributor and do not materially conflict with the spirit and intent of this Agreement. CSI is willing to engage Distributor as its agent pursuant to the terms and conditions set forth in this Agreement.


                                   ARTICLE  I
                              AGENCY  RELATIONSHIP
                              --------------------

     1.1  Renewal.
          -------

          (a)  Renewal.  If Distributor has complied with all of the terms and
               -------
conditions of this Agreement and has complied with the marketing standards established by CSI for its agents throughout the term of this Agreement, then, at the expiration of the original term, this Agreement may be renewed, but only if:

               (1) Distributor agrees to comply with CSI's standards for agents then in effect, subject to the limitations set forth in the second paragraph of Page 1 of this Agreement, and agrees to make other changes in products, services, marketing and business practices to be consistent with the then current requirements and practices of CSI; and

               (2) Distributor provides CSI with written notice of Distributor's intention to renew at least six months prior to expiration of the original term of this Agreement. Within 30 days after receipt of such notice of Distributor's intention to renew, CSI shall provide Distributor with a statement as to whether it is entitled to renew. If Distributor is entitled to renew, this Agreement will be extended for the additional period on the same terms and conditions as are contained in this Agreement. There shall be no renewal fee. If Distributor desires any changes in this Agreement, such changes will only be effective upon agreement by both Distributor and CSI, and such agreement must be reached at least thirty days prior to the end of the original term.

     1.2  Fees and Costs.  Expenses payable by Distributor include but are not
          --------------
limited to travel, entertainment, supplies, postage, shipping and any and all compensation to agents and employees of Distributor. Any charges incurred by Distributor for using any of CSI's vendor accounts, such as overnight delivery services, shall be charged back to Distributor by CSI and Distributor shall promptly pay CSI for any and all such charges.

     1.3  Authority of Agent.  Offers from customers solicited by Distributor
          ------------------
shall be subject to acceptance by CSI and no contract for the provision of products or services shall exist until CSI and the customer have entered into an agreement for services pursuant to Section 2.1 of this Agreement. CSI has the right, in its sole discretion, to reject any customer who is not creditworthy or who is not legally eligible to receive certain CSI products or services.

     1.4  Limitation on Liability.  Distributor has no power or authority to
          -----------------------
bind or obligate CSI to third parties. CSI shall have no liability whatsoever for the acts and omissions of Distributor, and Distributor shall have no liability whatsoever for the acts and omissions of CSI.


                                  ARTICLE  II
                        PAYMENT  AND  COLLECTION  TERMS
                        -------------------------------

     2.1  Customer Orders.  If a customer obtained by Distributor wishes to
          ---------------
purchase any of CSI's products and services, the Distributor and the customer shall both sign CSI's standard form service agreement ( a "Service Agreement"), which CSI will provide to Distributor. Distributor shall submit the signed Service Agreement to CSI. Every order must be approved by CSI before the account becomes effective, and the account will become effective only when CSI signs the Service Agreement. Prior to the time CSI signs the Service Agreement, no commission shall be paid to Distributor.

     2.2  Billing and Collection.  CSI, and not Distributor, will be responsible
          ----------------------
for all billing of and collection from customers relating to this

                                                                   Initial _____

Agreement. CSI will directly bill all customers obtained by Distributor for all products and services used by those customers. Distributor shall have no right or obligation to bill or collect any payments from customers or potential customers for products or services provided or to be provided under this Agreement. Distributor will not represent to potential or existing customers that it has the right to bill or collect from customers, and will not so bill or collect. In the event that Distributor collects or attempts to collect fees from customers, CSI may promptly terminate this Agreement without notice to Distributor. CSI will provide Distributor with a list of delinquent accounts during the middle of the billing cycle each month in order to allow Distributor to inquire as to problems customers may be experiencing or to monitor delinquent accounts.

     2.3  Customer Service.  Distributor shall be responsible for soliciting and
          ----------------
servicing customers, and for all contact with customers. Distributor's duties prior to obtaining orders include educating and informing potential customers of the products and services of CSI. CSI shall be responsible for all billing and collection responsibilities after CSI has signed a Service Agreement with that customer. After acceptance of a Service Agreement by CSI, Distributor shall be obligated only to provide ongoing customer service.


                                  ARTICLE  III
                          DISTRIBUTOR'S  COMPENSATION
                          ---------------------------

     3.1  Distributor's Commissions.  Commissions will be paid to Distributor by
          -------------------------
CSI based on the amount of revenue actually collected and received by CSI from customers who have been solicited by Distributor and have entered into a Service Agreement with Distributor. (Such revenues from customers obtained by Distributor that are received and collected by CSI are referred to in this Agreement as "Distributor's Collected Revenues.") CSI shall pay commissions owed to Distributor no later than the 15th day of the second month after CSI receives the Distributor's Collected Revenues on which the commissions are based. For example, CSI shall pay the commissions owed for Distributor's Collected Revenues received by CSI in the month of May no later than July 15. CSI's obligation to pay commissions earned pursuant to this Section 3.1 shall survive such termination.

     3.2  Residual Commissions.  After the end of the term of this Agreement,
          --------------------
CSI shall continue to pay to Distributor commissions equal to ___ percent of Distributor's Collected Revenues received by CSI, with respect to telephone services provided during the term of this Agreement. Once CSI has paid commission equal to ___ percent of Distributor's Collected Revenues received by CSI, Distributor shall have no right to receive, and C. S. International shall have no obligation to pay, any additional commissions. CSI's obligation to pay commissions in accordance with this Section 3.2 shall survive termination of this Agreement, unless CSI terminates this Agreement because of a default by Distributor, as provided in Section 7.2.


                                  ARTICLE  IV
                              MARKETING  STANDARDS
                              --------------------

     4.1  Sales Literature; Assistance.  CSI will provide Distributor with an
          ----------------------------
understanding of CSI's products and services and assistance in selling these products and services. Assistance will not include expenses for brochures, stationery, sales scripts, rate sheets and marketing letters, all of which shall be produced at the expense of Distributor. Distributor will also pay all other marketing and advertising expenses in connection with all of CSI's products and services.

     4.2  Demo Lines.  To assist Distributor in marketing Callback Services, CSI
          ----------
will make a long distance calling demonstration line (a "Demo Line") available to Distributor on the following basis:

          (a) Distributor must supply CSI with an active credit card account to assure payment of all charges on the Demo Line;

          (b) Distributor will receive a $50.00 per month credit against charges on the Demo Line for each $50,000.00 per month billed to customers obtained by Distributor, not to exceed a total credit of $500.00 per month; and

          (c)  Each $50.00 credit earned may be applied to only one Demo Line.

     4.3  Trade Names and Trademarks.  During the term of this Agreement,
          --------------------------
Distributor shall use the trade names, trademarks and service marks of CSI in connection with the marketing and sale of products and services pursuant to this Agreement, subject to the approval of C.S.. International as provided below in
Section 4.4. All trade names, trademarks and service marks owned or employed by CSI or any subsidiary or affiliate of CSI used or employed in CSI's business operations shall remain the sole and exclusive property of CSI, or such subsidiary or affiliate. No title or rights whatsoever to any of CSI's trade names, trademarks, service marks and other intellectual property shall pass to Distributor by this Agreement or any actions undertaken pursuant to this Agreement. Distributor shall immediately discontinue any use of CSI's marks and names upon termination of this Agreement.

     4.4  Advertising.  From time to time, CSI shall establish standards for all
          -----------
advertising, promotional and customer training materials used or distributed by Distributor that relate to CSI's products and services, and Distributor, at its expense, shall comply with such standards. The current standards for advertising, promotional and customer training materials are described with more particularity in Exhibit A attached hereto. Distributor

                                                                   Initial _____
agrees to comply with any changes to such standards as CSI may propose from time to time within thirty days after written notice of such changes is given by CSI to Distributor, provided that the changes do not unreasonably burden Distributor and do not involve a substantial increase in the cost of providing such materials. Distributor shall provide to CSI, for its prior review and written approval, all promotional, advertising or other materials or activity using or displaying CSI's trade name, trademarks, service marks, products or services or referring to Distributor as an authorized agent, branch office or distributor of CSI.

     4.5  Presentation of Products, Services and Rates.  Distributor will
          --------------------------------------------
present CSI and CSI's products and services to potential customers in a responsible way, never making claims of greater savings or service than actually exist. Distributor will adhere to the appropriate CSI rate and price structure applicable at the time of soliciting customers unless a different structure is agreed to in writing by CSI. Distributor shall quote prices for CSI's products and services only at the levels authorized by CSI. These rates may be revised from time to time by CSI in accordance with CSI's generally applicable criteria and as required by the prevailing rate schedules. CSI will inform Distributor of any changes in its rates in a timely manner such that Distributor may continue to accurately represent the services to the public. CSI shall have the absolute right to establish the long distance rates, payment terms and advertising and promotional policies for its services. Distributor shall comply with all of CSI's customer service procedures regarding CSI's products and services.

     4.6  Distributor's Agents and Employees.  Distributor has the right to hire
          ----------------------------------
and train agents and employees working for Distributor under the following terms and conditions: (a) Distributor shall disclose to each agent and employee the relationship between Distributor and CSI; (b) Distributor shall require all agents and employees of Distributor to abide by all of the terms and conditions of this Agreement; (c) CSI will not actively solicit any of Distributor's agents or employees to become agents of CSI; (d) all customers obtained by Distributor's agents or employees will be customers of Distributor and will not be allowed to become customers of the agent or employee without Distributor's consent; (e) Distributor's agents and employees shall not be considered agents or employees of CSI for any purpose whatsoever; (f) CSI will provide Distributor with a monthly accounting of sales made by Distributor's agents; and (g) Distributor shall be solely responsible for paying any and all compensation owed to its agents or employees, together with any and all taxes associated with such compensation. CSI shall have no obligation whatsoever to Distributor's agents and employees. All agents engaged by Distributor will be assigned their own account numbers by CSI solely for the purpose of accounting for sales made by such agents so that Distributor may calculate any commissions payable by Distributor.


                                   ARTICLE  V
                                   ASSIGNMENT
                                   ----------

     5.1  Assignment by CSI.  This Agreement may be assigned by CSI to an
          -----------------
affiliate or successor of CSI or any other firm or entity capable of performing CSI's obligations under this Agreement with the approval of Distributor, unless CSI determines, in its reasonable discretion, that the assignment is likely to materially and adversely affect Distributor's ability to perform its obligations under this Agreement, or if the assignee is not able to provide reasonably competitive rates, in which case Distributor shall have the right to deliver written notice to CSI of its refusal to permit the assignment within twenty days after Distributor has received notice of the proposed assignment. The failure to deliver such notice within ten days shall be deemed a waiver of Distributor's right to reject the proposed assignment. Such assignment will not release CSI from its obligations under this Agreement.

     5.2  Assignment by Distributor.  This Agreement may not be assigned by
          -------------------------
Distributor to any other person or entity without the prior written approval of CSI, which approval may be withheld or granted in CSI's sole and absolute discretion.


                                  ARTICLE  VI
                                NON-COMPETITION
                                ---------------

     6.1  Non-Competition.  Distributor understands, acknowledges and agrees
          ---------------
that, during the term of this Agreement, and for a period of three years thereafter, Distributor shall not undertake any conduct or activity or engage in any business, either directly or indirectly, that competes in any way with the business of CSI, and Distributor shall not contract with, or provide money, goods or services to, any other person or entity who is engaged in the business of providing international long distance telecommunications or otherwise competes with CSI. Distributor, for its own account, may engage in other businesses and activities that are not in competition with CSI, provided that such activities do not interfere with Distributor's performance of its obligations under this Agreement.

Notwithstanding the foregoing, in the event CSI is unable to supply reasonably competitive services to customers of Distributor, Distributor shall give written notice of such fact to CSI. If CSI has not improved its services such that its services are reasonably competitive in the market within thirty days after the receipt of such written notice, Distributor shall have the right to terminate this Agreement by delivering written notice of termination to CSI within another thirty days after the end of CSI's thirty day "cure" period. Upon the termination pursuant to this paragraph, the provisions of this Article VI concerning non-competition occurring after the term of this Agreement will not be applicable.

     6.2  Proprietary Information.  During the term of this Agreement and for a
          -----------------------
period of ten years thereafter, Distributor shall retain in confidence, and shall require its directors, officers, employees, consultants, representatives and agents to retain in confidence, any and all Proprietary Information (as defined below). The parties agree that Proprietary Information constitutes trade secrets of CSI and that the disclosure of Proprietary

                                                                   Initial _____

Information in contravention of this Agreement would constitute an unfair trade practice. "Proprietary Information" means information relating to the business and operations of CSI or its subsidiaries, affiliates, clients, customers, consultants and agents, including, but not limited to, all customer lists and all technical, marketing and financial information relating thereto, any information relating to the pricing, methods, processes, financial data, lists, apparatus, statistics, programs, research, development or related information of CSI, its subsidiaries or affiliates, or CSI's clients and customers, concerning past, present or future business activities or operations of said entities or the results of the provision of services performed by Distributor under this Agreement. Distributor shall take reasonable steps to prevent unauthorized disclosure or misuse of Proprietary Information by any of its agents or employees or by any other person having access to such information.

     6.3  No Disclosure of Terms of Agreement.  Neither CSI nor Distributor
          -----------------------------------
shall disclose the terms and conditions of this Agreement to any person or entity without the prior written consent of the other party.


                                  ARTICLE  VII
                      DEFAULT,  REMEDIES  AND  TERMINATION
                      ------------------------------------

     7.1  Events of Default.  Each of the following shall constitute an "Event
          -----------------
of Default": (a) the failure of Distributor to comply with or to satisfy any of the terms of this Agreement; and (b) the violation or failure by either party to comply with any term or provision of this Agreement and the failure of such defaulting party to cure such violation or failure within thirty days after receiving written notice of the violation or failure.

     7.2  Remedies.  Upon the occurrence of an Event of Default, the
          --------
nondefaulting party shall have all rights and remedies expressly set forth in this Agreement and all other rights and remedies available at law or in equity, including but not limited to specific performance, damages, injunctive relief and termination of this Agreement. If the nondefaulting party elects to terminate this Agreement because of Event of Default caused by the other party, the nondefaulting party may terminate this Agreement by delivering written notice of termination to the defaulting party at least thirty days prior to the effective date of termination. CSI's obligation to pay commissions under
Section 3.1 that have been earned prior to termination shall survive termination, but CSI's termination pursuant to this Section 7.2 shall release the parties from all other obligations to each other, including CSI's obligation to pay residual commissions under Section 3.2.

     7.3  Regulatory Approval.  This Agreement shall terminate automatically and
          -------------------
without liability or further obligation on the part of either party to the other party if, by order, act or omission of any court or government agency with regulatory authority over CSI or long distance telephone services, or as the result of the revocation or expiration of any required licenses or other authority, CSI is denied or loses the right, power or authority to provide Callback Services as contemplated by this Agreement. If such authority is lost, suspended or not renewed with regard to only part of Callback Services or only within a certain geographic area or areas where Callback Services have been provided, then this Agreement shall terminate automatically and without liability or further obligation on the part of either party to the other party with regard only to the Callback Service or area affected. The provisions of this Section 7.3 shall only apply to Callback Services; other services shall not be affected by the terms of this Section 7.3. In the event of a termination pursuant to this Section 7.3, CSI shall continue to have the obligation to pay to Distributor the commissions required to be paid pursuant to Section 3.1 and
3.2 of this Agreement.

     7.4  Fees and Expenses.  In any action to enforce this Agreement, or to
          -----------------
collect damages on account of any Event of Default, the prevailing party shall, in addition to any damages and other relief awarded, be entitled to collect all of its costs in such action, including court costs, costs of investigation and settlement, reasonable attorneys' fees and all additional costs incurred in collecting any judgment rendered in such action.


                                 ARTICLE  VIII
                                 MISCELLANEOUS
                                 -------------

     8.1  Applicable Law.  This Agreement shall be governed by the laws of the
          --------------
State of Colorado, United States of America. With regard to international service, this Agreement shall be governed by applicable federal statutes and regulations of the United States of America. The parties stipulate to jurisdiction and venue in the State of Colorado, United States of America.

     8.2  Notices.  Any notice or other  documents or materials required or
          -------
permitted to be delivered under this Agreement may be personally delivered or sent by mail, with postage prepaid, by commercial delivery service or by electronic facsimile. Notices shall be deemed effective upon receipt by the party to whom the same are to be delivered, and shall be addressed as follows:

          If to CSI, to Communications Systems International, Inc., 8 South Nevada Avenue, Suite 101, Colorado Springs, Colorado 80920, Attention:
     ___________________________, Facsimile Number 719-471-2893.

          If to Distributor, to
     ___________________________________________________________________________
     ___________________________________________________________________________
     __________________________________________________________________________.

Either party may, by notice properly delivered, change the person or address to which future notices and deliveries to that party shall be made.

                                                                   Initial _____

     8.3  Headings.  The article and section headings in this Agreement are for
          --------
convenience only, and shall not be used in its interpretation or considered part of this Agreement.

     8.4  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.5  Effect of Agreement.  All negotiations relative to the matters
          -------------------
contemplated by this Agreement are merged herein and there are no other understandings or agreements relating to the matters and things herein set forth other than those incorporated in this Agreement. This instrument sets forth the entire agreement between the parties and rescinds and replaces any and all prior understandings and agreements, whether written or verbal, between Distributor and CSI or any of its officers, directors or employees, and any such understandings and agreements are hereby rendered null and void and shall have no effect on or consequence to either party. No provision of this Agreement shall be altered, amended, revoked or waived except by an instrument in writing signed by the party to be charged with such amendment, revocation or waiver. Subject to the provisions of Article V, this Agreement shall be binding upon the shall inure to the benefit of the parties hereto and their respective successors and assigns.

     8.6  No Implied Waiver.  The failure of either party at any time to require
          -----------------
the performance by the other party of any obligation under this Agreement shall not affect in any way the right to require such performance at any later time, nor shall the waiver by either party of one breach of any provision of this Agreement be taken or held to be a waiver of any other breach of that provision or any other provision of this Agreement.

     8.7  Severability.  If any clause or provision of this Agreement is
          ------------
illegal, invalid or unenforceable under applicable present or future laws, then it is the intention of the parties that the remainder of this Agreement shall not be affected, and that in lieu of any such clause or provision there be added as a part hereof a substitute clause or provision as similar in terms and effect to such illegal, invalid or unenforceable clause or provision as may be possible.

     8.8  Time.  Time is of the essence of this Agreement.
          ----

     8.9  Arbitration.  Any controversy or claim arising out of or relating to
          -----------
this Agreement, or the breach thereof, shall be settled by arbitration in Colorado Springs, Colorado, before a single arbitrator in accordance with applicable Colorado law concerning arbitration, and pursuant to the Commercial Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

                                                                   Initial _____